Exhibit 24.1
POWER OF ATTORNEY
     The undersigned director of Symetra Financial Corporation, a Delaware corporation, does hereby make, constitute and appoint Margaret A. Meister and George C. Pagos, or each of them, as true and lawful attorneys-in-fact and agents of the undersigned, with full power and authority to execute in such director’s name, and on behalf of Symetra Financial Corporation, the 2010 Annual Report on Form 10-K, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has duly executed these presents this 25th day of February 2011.

/s/ Peter S. Burgess
Name:	Peter S. Burgess
Director

POWER OF ATTORNEY
     The undersigned director of Symetra Financial Corporation, a Delaware corporation, does hereby make, constitute and appoint Margaret A. Meister and George C. Pagos, or each of them, as true and lawful attorneys-in-fact and agents of the undersigned, with full power and authority to execute in such director’s name, and on behalf of Symetra Financial Corporation, the 2010 Annual Report on Form 10-K, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has duly executed these presents this 4th day of March 2011.

/s/ David T. Foy
Name:	David T. Foy
Director

POWER OF ATTORNEY
     The undersigned director of Symetra Financial Corporation, a Delaware corporation, does hereby make, constitute and appoint Margaret A. Meister and George C. Pagos, or each of them, as true and lawful attorneys-in-fact and agents of the undersigned, with full power and authority to execute in such director’s name, and on behalf of Symetra Financial Corporation, the 2010 Annual Report on Form 10-K, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has duly executed these presents this 25th day of February 2011.

/s/ Lois W. Grady
Name:	Lois W. Grady
Director

POWER OF ATTORNEY
The undersigned director of Symetra Financial Corporation, a Delaware corporation, does hereby make, constitute and appoint Margaret A. Meister and George C. Pagos, or each of them, as true and lawful attorneys-in-fact and agents of the undersigned, with full power and authority to execute in such director’s name, and on behalf of Symetra Financial Corporation, the 2010 Annual Report on Form 10-K, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has duly executed these presents this 28th day of February 2011.

/s/ Sander M. Levy
Name:	Sander M. Levy
Director

POWER OF ATTORNEY
     The undersigned director of Symetra Financial Corporation, a Delaware corporation, does hereby make, constitute and appoint Margaret A. Meister and George C. Pagos, or each of them, as true and lawful attorneys-in-fact and agents of the undersigned, with full power and authority to execute in such director’s name, and on behalf of Symetra Financial Corporation, the 2010 Annual Report on Form 10-K, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has duly executed these presents this 25th day of February 2011.

/s/ Robert R. Lusardi
Name:	Robert R. Lusardi
Director

POWER OF ATTORNEY
     The undersigned director of Symetra Financial Corporation, a Delaware corporation, does hereby make, constitute and appoint Margaret A. Meister and George C. Pagos, or each of them, as true and lawful attorneys-in-fact and agents of the undersigned, with full power and authority to execute in such director’s name, and on behalf of Symetra Financial Corporation, the 2010 Annual Report on Form 10-K, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has duly executed these presents this 8th day of March 2011.

/s/ Lowndes A. Smith
Name:	Lowndes A. Smith
Director